                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 22, 1997



                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (formerly known as Crescent Real Estate Equities, Inc.)

            (Exact name of Registrant as specified in its Charter)



            Texas                      1-13038                 52-1862813
   (State of Organization)    (Commission File Number)      (IRS Employer
                                                          Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                76102
(Address of Principal Executive                                (Zip Code)
Offices)

                                 (817) 877-0477
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         ENERGY CENTRE. On December 22, 1997, Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") acquired Energy Centre, a 39-story Class A office property located in the Central Business District ("CBD") submarket of New Orleans, Louisiana. Construction of the office property was completed in 1984. Situated on a 1.28-acre site, Energy Centre contains approximately 761,500 square feet of net rentable area with a six-level attached, above-ground parking structure that accommodates approximately 520 cars.

          The Company acquired fee simple title to Energy Centre from an unaffiliated entity for approximately $75 million. The purchase price was funded though i) proceeds of $45 million of debt provided by Metropolitan Life Insurance Company and ii) a $30 million draw under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A. The loan with Metropolitan Life Insurance Company is secured by a first mortgage lien on Energy Centre. The nonrecourse loan bears interest at 6.93% and has a five year term. The loan provides for principal amortization based on a 25-year amortization schedule through maturity on December 22, 2002. During the 90 day period prior to the maturity date, the Company may prepay the loan without a prepayment penalty fee on 30 days prior written notice. In addition, commencing on the first day of July 2000, the Company may prepay the loan with a prepayment penalty fee on 60 days prior written notice.

          Energy Centre was 78% leased as of December 31, 1997, with a weighted average full-service rental rate per square foot of $14.54. Energy Centre is leased to approximately 67 tenants, the major tenants having principal businesses in the legal services and investment banking industry sectors. The weighted average remaining lease term for Energy Centre tenants is approximately 7 years. The major tenants include Chaffe, McCall, Phillips, Toler & Sarpy, L.L.P., Legg Mason and Montgomery, Barnett, Brown, Reed, Hammond & Mintz. None of the tenants in Energy Centre leased 10% or more of the total net rentable area of the property.

         The New Orleans CBD submarket consists of 8.9 million square feet of Class A office space, which was approximately 72% of New Orlean's total Class A office space at December 31, 1997. At December 31, 1997, the New Orleans CBD Class A office space was 87% occupied, and the average quoted full-service market rental rate for such space was $15.82 per square foot. The above submarket information has been provided by Jamison Research, Inc.

         The aggregate tax basis of depreciable real property and improvements and personal property for Energy Centre for federal income tax purposes is $75 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double- declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was 2.5% of the $33.5 million assessed value. The total amount of tax at this rate for 1997 was approximately $.9 million.

         For the year ended December 15, 1996 and the nine months ended September 15, 1997, utilities expense was approximately $.9 million and $.7 million, respectively, and expenses for repairs, maintenance and contact services was approximately $.8 million and $.5 million, respectively.

         The Company does not plan to renovate Energy Centre, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                                    AVERAGE FULL-SERVICE
                                                                    --------------------
            YEAR                       OCCUPANCY                       RENTAL RATE(1)
            ----                       ---------                       -----------
            1996                          73%                              $14.48
            1997                          78%                              $14.54


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year and including adjustments for expenses payable by or reimbursed from the tenants.

    The following table sets forth a schedule of lease expirations for leases in place as of December 31, 1998, for Energy Centre, for each of the 10 years beginning with 1998, assuming that none of the tenants exercises renewal options and excluding 175,793 square feet of unleased space.





                                                                                                   ANNUAL FULL-
                                       NET RENTABLE    PERCENTAGE                   PERCENTAGE OF  SERVICE RENT
                                       AREA SUBJECT    OF LEASED      ANNUAL FULL-   TOTAL FULL-   PER SQUARE
                           NUMBER OF        TO        NET RENTABLE    SERVICE RENT  SERVICE RENT   FOOT FOR NET
                          TENANTS WITH   EXPIRING     AREA SUBJECT       UNDER      REPRESENTED    RENTABLE
                           EXPIRING       LEASES      TO EXPIRING      EXPIRING      BY EXPIRING     AREA
YEAR OF LEASE EXPIRATION    LEASES      (SQUARE FEET)   LEASES         LEASES(1)       LEASES      EXPIRING(1)
------------------------  ------------ -------------  ------------    ------------  -------------  ------------
1998                          19             34,628       5.9%       $  459,427         5.1%         $13.27
1999                           6             15,179       2.6           199,486         2.2           13.14
2000                          11             27,175       4.6           372,150         4.2           13.69
2001                           7             53,844       9.2           851,383         9.5           15.81
2002                          13             92,343      15.8         1,281,127        14.4           13.87
2003                           3             19,266       3.3           392,042         4.4           20.35
2004                           1              8,654       1.5           115,531         1.3           13.35
2005                           9            154,839      26.4         2,213,268        24.8           14.29
2006                           1             16,288       2.8           209,247         2.3           12.85
2007                           1             12,521       2.1           169,660         1.9           13.55
2008 and thereafter            3            150,970      25.8         2,669,351        29.9           17.68

----------

(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including expenses payable by or reimbursable from the tenants based on current levels.

         POST OAK CENTRAL. On February 13, 1998, the Company acquired Post Oak Central. Post Oak Central is comprised of three, 24-story, Class A properties located in the West Loop Galleria submarket of Houston, Texas. Construction of the office property complex was completed between 1974 and 1981. Situated on a 17.3-acre site, Post Oak Central contains approximately 1,278,000 square feet of net rentable area with three, multi-level detached, but connected via covered walkway or tunnel, aboveground parking structures that in total accommodate approximately 4,400 cars.

          The Company acquired fee simple title to Post Oak Central from an unaffiliated entity for approximately $155.3 million. The purchase price was funded through (i) borrowings of $100 million under the Company's $250 million bridge loan provided by BankBoston, N.A., which expires in March 1998, and (ii) a $55.3 million draw under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A.

          Post Oak Central was 95.5% occupied as of December 31, 1997, with a weighted average full-service rental rate per square foot of $13.93. Post Oak Central is leased to approximately 130 tenants, with the major tenants having principal businesses in the industry sectors of oil and gas exploration and production, title insurance services, and energy related engineering and construction. The weighted average remaining lease term for Post Oak Central tenants is approximately 5.5 years. There were two tenants that leased 10% or more of the total net rentable area of Post Oak Central.

         As of December 31, 1997, Apache Corporation, an international oil and gas exploration and production company, leased approximately 260,000 net rentable square feet (approximately 20% of the net rentable square footage of Post Oak Central), pursuant to a lease that expires in April 2007. The current base rental rate per square foot for approximately 216,000 net rentable square feet is $12.75, which increases to $18.95 per square foot effective May 1998 and to the comparable space rate (defined in the lease as not less than $18.95 or more than $22.50 per square foot) effective May 2003, where it remains in effect until April 2007. For an additional 29,000 net rentable square feet, the current base rental rate per square foot of $12.75 increases to $15.85 per square foot effective June 2002, where it remains in effect until April 2007. The remaining 15,000 net rentable square feet is primarily storage space. This lease provides for four 5-year renewal options, the first two 5-year options at 95% of the then-prevailing market rental rate, and the second two 5-year options at 100% of the then prevailing market rental rates.

         As of December 31, 1997, Stewart Information Services Corporation ("Stewart"), a title insurance company, leased approximately 216,000 net rentable square feet (approximately 17% of the net rentable square footage of Post Oak Central), pursuant to two leases that expire in September 2004. The current base rental rate per square foot for approximately 175,000 net rentable square feet is $13.45, and increases to $15.45 per square foot during the months of July through November 1999, where it remains in effect until September 2004. For an additional 41,000 net rentable square feet, the current base rental rate per square foot ranges from $7.00 to $18.50 and increases to a base rental rate per square foot that ranges from $9.00 to $20.50. These rate increases are scheduled to occur from January 1998 through October 2002, where they remain in effect until September 2004. The leases provides for two 5-year renewal options, the first 5-year option at 95% of the then-prevailing market rental rate and the second 5-year option at 100% of the then-prevailing market rental rates. In addition, Stewart has the right to terminate approximately 48,000 net rentable square feet of the lease in 1999.

         The West Loop Galleria submarket consists of 12.8 million square feet of Class A office space, which was approximately 20% of Houston's total Class A office space at December 31, 1997. At December 31, 1997, the West Loop Galleria Class A office space was 94% occupied, and the average quoted full-service market rental rate for such space was $19.44 per square foot. The above submarket information has been provided by Baca Landata, Inc.

         The aggregate tax basis of depreciable real property and improvements and personal property for Post Oak Central for federal income tax purposes is approximately $155.3 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was $2.91 per $100 of the $78.4 million assessed value. The total amount of tax at this rate for 1997 was approximately $2.3 million.

         For the year ended December 31, 1996 and the eleven months ended November 30, 1997, utilities expense was approximately $1.8 million for both periods and expenses for repairs, maintenance and contract services was approximately $2.6 million and $2.4 million, respectively.

         The Company does not plan to renovate Post Oak Central, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                                    AVERAGE FULL-SERVICE
                                                                    --------------------
            YEAR                       OCCUPANCY                       RENTAL RATE(1)
            ----                       ---------                       -----------
            1996                         92.4%                             $13.43
            1997                         95.5%                             $12.71


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year and including adjustments for expenses payable by or reimbursed from the tenants.

    The following table sets forth a schedule of lease expirations for leases in place as of December 31, 1997, for Post Oak Central, for each of the 10 years beginning 1998, assuming that none of the tenants exercises renewal options and excluding 57,623 square feet of unleased space.



                                                                                                   ANNUAL FULL-
                                       NET RENTABLE    PERCENTAGE                   PERCENTAGE OF  SERVICE RENT
                                       AREA SUBJECT    OF LEASED      ANNUAL FULL-   TOTAL FULL-   PER SQUARE
                           NUMBER OF        TO        NET RENTABLE    SERVICE RENT  SERVICE RENT   FOOT FOR NET
                          TENANTS WITH   EXPIRING     AREA SUBJECT       UNDER      REPRESENTED    RENTABLE
                           EXPIRING       LEASES      TO EXPIRING      EXPIRING      BY EXPIRING     AREA
YEAR OF LEASE EXPIRATION    LEASES      (SQUARE FEET)   LEASES         LEASES(1)       LEASES      EXPIRING(1)
------------------------  ------------ -------------  ------------    ------------  -------------  ------------
1998                          36            84,290        6.9%         $1,058,622       5.2%          $12.56
1999                          27            89,985        7.4           1,205,754       6.0            13.40
2000                          28           158,998       13.0           2,604,347      12.9            16.38
2001                          15            97,932        8.0           1,535,561       7.6            15.68
2002                          24           159,315       13.1           2,565,371      12.7            16.10
2003                           4            27,528        2.3             435,159       2.1            15.81
2004                           6           250,585       20.5           3,771,679      18.7            15.05
2005                           2            16,320        1.3             292,930       1.4            17.95
2006                          --                --         --                  --        --               --
2007                           2           334,940       27.5           6,751,127      33.4            20.16
2008 and thereafter           --                --         --                  --        --               --

-------------------

(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including expenses payable by or reimbursable from the tenants based on current levels.

         WASHINGTON HARBOUR. On February 25, 1998, the Company acquired Washington Harbour, a two building complex containing a 5-story and an 8-story Class A office/condominium property located in the Georgetown/West End submarket of Washington D.C. The Company did not acquire the condominiums. Construction of the office property was completed in 1986. Situated on a 5.04-acre site, Washington Harbour contains approximately 536,000 square feet of net rentable area with a 2-level attached, below ground parking structure that accommodates approximately 613 cars. The Company acquired fee simple title to Washington Harbour from an unaffiliated entity for approximately $161 million. The purchase price was funded though a draw under the Company's unsecured $550 million credit facility from a consortium of banks led by BankBoston, N.A.

          Washington Harbour was 95% leased as of December 31, 1997, with a weighted average full-service rental rate per square foot of $34.30.
Washington Harbour is leased to approximately 31 tenants, the major tenants having principal businesses in the legal services industry sector. The weighted average remaining lease term for Washington Harbour tenants is approximately 7 years. There were three tenants that leased 10% or more of the total net rentable area of Washington Harbour. As of December 31, 1997, Swidler & Berlin, one of the largest local law firms in Washington D.C., leased approximately 146,305 net rentable square feet (approximately 27% of the net rentable square footage of Washington Harbour) pursuant to a lease that expires in June 2002. The current base rental rate per square foot is $40.00 with various increases in rent and CPI adjustments on certain spaces throughout the remainder of the lease. The lease provides for one 5-year renewal option at 95% of the then-prevailing market rental rate. As of December 31, 1997, Collier, Shannon, Rill & Scott, a large international law firm, leased approximately 101,625 net rentable square feet (approximately 19% of the net rentable square footage of Washington Harbour) pursuant to a lease that expires in June 2005. The current base rental rate per square foot is $30.75 with various CPI adjustments on certain spaces throughout the remainder of the lease. The lease provides for one 5-year renewal option at 95% of the then-prevailing market rental rate. As of December 31, 1997, Foley & Lardner, a large national law firm, leased approximately 91,298 net rentable square feet (approximately 17% of the net rentable square footage of Washington Harbour) pursuant to a lease that expires in January 2008. The current base rental rate per square foot is $40.30 with CPI adjustments each January 1 throughout the remainder of the lease, and a one-time base rental rate increase commencing March 1, 2001 of $2.50 per square foot. The lease does not provide a renewal option.

         The Georgetown/West End submarket consists of approximately 536,000 square feet of Class A office space (the Company's office property), which was approximately 1% of Washington D.C.'s total Class A office space at December
31, 1997.   The above submarket information has been provided by Grubb and
Ellis Company.

         The aggregate tax basis of depreciable real property and improvements and personal property for Washington Harbour for federal income tax purposes is $161 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for the real property and improvements, and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1997 realty tax rate for real property was 2.15% of the $57 million assessed value. The total amount of tax at this rate for 1997 was approximately $1.2 million.

         For the years ended December 31, 1996 and 1997, utilities expense was approximately $.7 million and $.9 million, respectively, and expenses for repairs, maintenance and contact services was approximately $1.7 million for both years.

         The Company does not plan to renovate Washington Harbour, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth year-end occupancy and average full-service rental rate per leased square foot (excluding storage space) for the years ended December 31, 1996 and 1997. Information for prior periods is not available.

                                                                 AVERAGE FULL-SERVICE
                                                                 --------------------
         YEAR                       OCCUPANCY                       RENTAL RATE(1)
         ----                       ---------                       -----------
         1996                         88.6%                             $28.30
         1997                         95.0%                             $34.30



(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year and including adjustments for expenses payable by or reimbursed from the tenants.

              The following table sets forth a schedule of lease expirations for leases in place as of December 31, 1997, for Washington Harbour, for each of the 10 years beginning with 1998, assuming that none of the tenants exercises renewal options and excluding 27,505 square feet of unleased space.



                                                                                                   ANNUAL FULL-
                                       NET RENTABLE    PERCENTAGE                   PERCENTAGE OF  SERVICE RENT
                                       AREA SUBJECT    OF LEASED      ANNUAL FULL-   TOTAL FULL-   PER SQUARE
                           NUMBER OF        TO        NET RENTABLE    SERVICE RENT  SERVICE RENT   FOOT FOR NET
                          TENANTS WITH   EXPIRING     AREA SUBJECT       UNDER      REPRESENTED    RENTABLE
                           EXPIRING       LEASES      TO EXPIRING      EXPIRING      BY EXPIRING     AREA
YEAR OF LEASE EXPIRATION    LEASES      (SQUARE FEET)   LEASES         LEASES(1)       LEASES      EXPIRING(1)
------------------------  ------------ -------------  ------------    ------------  -------------  ------------
1998                          11          25,930          5.1%           $546,374        2.9%         $21.07
1999                           1          10,044          2.0             348,225        1.9           34.67
2000                           2           7,730          1.8             250,382        1.3           32.39
2001                           5          15,903          3.1             582,648        3.1           36.64
2002                           2         142,430         28.0           5,681,555       30.3           39.89
2003                           2           7,581          1.5             246,657        1.3           32.54
2004                          --              --           --                  --         --              --
2005                           4         149,307         29.1           5,170,164       27.5           34.63
2006                          --              --           --                  --         --              --
2007                           3          15,876          3.1             639,936        3.4           40.31
2008 and thereafter            5         133,900         26.3           5,315,254       28.3           39.70


-----------

(1) Calculated based on base rent payable as of the expiration day of the lease for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and including expenses payable by or reimbursable from the tenants based on current levels.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)     FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

                 ENERGY CENTRE

                 Report of Independent Public Accountants

                 Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 15, 1996 and the nine month period ended September 15, 1997.

                 Notes to Statements.

                 POST OAK CENTRAL

                 Report of Independent Public Accountants

                 Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1996 and the eleven month period ended November 30, 1997.

                 Notes to Statements.

                 WASHINGTON HARBOUR

                 Report of Independent Public Accountants

                 Statements of Excess of Revenues Over Specific Operating Expenses for the years ended December 31, 1996 and 1997.

                 Notes to Statements.

         (B)     PRO FORMA FINANCIAL INFORMATION

                 Pro Forma Consolidated Balance Sheet as of September 30, 1997 (unaudited) and notes thereto.

                 Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 (unaudited) and notes thereto.

         (C)     EXHIBITS

                 The following is a list of all exhibits filed as a part of this Form 8-K.

Exhibit No.            Description of Exhibit
-----------            ----------------------
    23.01              Consent of Arthur Andersen LLP, Independent
                       Public Accountants, dated March 2, 1998
                       (filed herewith).

                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 2, 1998            CRESCENT REAL ESTATE EQUITIES COMPANY




                                  By:     /s/ Dallas. E Lucas
                                      ---------------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and
                                               Chief Financial and
                                               Accounting Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                                     PAGE
                                                                                                                     ----
ENERGY CENTRE

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-3

         Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 15, 1996 and the Nine Month Period Ended September 15, 1997 . . . . . . . . . . . . . . . . . . . . F-4

         Notes to Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5

POST OAK CENTRAL

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-8

         Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1996 and the Eleven Month Period Ended November 30, 1997  . . . . . . . . . . . . . . . . . . . F-9

         Notes to Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-10

WASHINGTON HARBOUR

         Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-13

         Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
         December 31, 1996 and 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-14

         Notes to Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-15

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         Pro Forma Consolidated Balance Sheet as of  September 30, 1997 and notes thereto . . . . . . . . . . . . .  F-18

         Pro Forma Consolidated Statements of Operations for the Nine Months Ended September
         30, 1997 and the Year Ended December 31, 1996 and notes thereto  . . . . . . . . . . . . . . . . . . . . .  F-21

          ENERGY CENTRE

          STATEMENTS OF EXCESS OF REVENUES OVER
          SPECIFIC OPERATING EXPENSES
          FOR THE YEAR ENDED DECEMBER 15, 1996, AND
          THE NINE-MONTH PERIOD ENDED SEPTEMBER 15, 1997

          TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Energy Centre for the year ended December 15, 1996, and the nine-month period ended September 15, 1997. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses of Energy Centre for the year ended December 15, 1996, and the nine-month period ended September 15, 1997, in conformity with generally accepted accounting principles.



                                            ARTHUR ANDERSEN LLP


Dallas, Texas,
  December 4, 1997

                                  ENERGY CENTRE


                        STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 15, 1996,
               AND THE NINE-MONTH PERIOD ENDED SEPTEMBER 15, 1997




                                                     December 15,     September 15,
                                                         1996             1997
                                                      ----------       ----------
REVENUES:
    Office rent                                       $8,081,180       $6,088,826
    Parking                                              838,914          640,834
    Recoveries                                            67,519           38,398
    Other                                                356,294          345,389
                                                      ----------       ----------

                                                       9,343,907        7,113,447
                                                      ----------       ----------

SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                    850,622          639,123
    Utilities                                            863,193          654,141
    Repairs, maintenance, and contract services          846,475          492,322
    Salaries and benefits                                436,045          331,202
    General and administrative                           917,319          719,876
    Management fees                                      114,247           74,406
    Insurance                                            173,993          131,382
                                                      ----------       ----------

                                                       4,201,894        3,042,452
                                                      ----------       ----------

EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                $5,142,013       $4,070,995
                                                      ==========       ==========









        The accompanying notes are an integral part of these statements.

                                  ENERGY CENTRE


                    NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                    DECEMBER 15, 1996, AND SEPTEMBER 15, 1997



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Energy Centre (the "Property") is a 39-story office tower located in the central business district of New Orleans, Louisiana. The Property contains approximately 761,500 rentable square feet.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 15, 1996, and the nine-month period ended September 15, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

Transwestern Property Company (the "Manager") has had an arrangement to manage the Property since January 1995. The Manager required a management fee of 1.5% of gross rental revenue in 1996 and through March 1997. Effective April 1997, the management fee was adjusted to 1.4% through June 1997, then adjusted to 1.0% from July through September 15, 1997. Total management fees for the year ended December 15, 1996, and the nine-month period ended September 15, 1997, were approximately $114,000 and $74,000, respectively.

4.   SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 73,000 square feet, or 9.6%, of the total square footage. This lease expires in July 2008.

          POST OAK CENTRAL

          STATEMENTS OF EXCESS OF REVENUES OVER
          SPECIFIC OPERATING EXPENSES
          FOR THE YEAR ENDED DECEMBER 31, 1996,
          AND THE ELEVEN-MONTH PERIOD ENDED NOVEMBER 30, 1997

          TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Post Oak Central for the year ended December 31, 1996, and the eleven-month period ended November 30, 1997. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses of Post Oak Central for the year ended December 31, 1996, and the eleven-month period ended November 30, 1997, in conformity with generally accepted accounting principles.




                                          ARTHUR ANDERSEN LLP

Dallas, Texas,
  January 16, 1998

                                POST OAK CENTRAL


                          STATEMENTS OF EXCESS REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1996, AND
                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 1997



                                                         1996              1997
                                                      -----------       -----------
REVENUES:
    Rent                                              $15,830,875       $14,769,083
    Parking                                               465,641           522,713
    Recoveries                                            345,622           286,543
    Other                                                  52,804            38,500
                                                      -----------       -----------

                                                       16,694,942        15,616,839
                                                      -----------       -----------

SPECIFIC OPERATING EXPENSES:
    Real estate taxes                                   2,167,817         2,099,717
    Utilities                                           1,793,577         1,764,849
    Repairs, maintenance, and contract services         2,620,143         2,375,625
    Salaries                                              819,825           758,039
    General and administrative                            477,066           251,582
    Management fees                                       465,058           409,899
    Insurance                                              70,532            64,654
                                                      -----------       -----------

                                                        8,414,018         7,724,365
                                                      -----------       -----------

EXCESS OF REVENUES OVER SPECIFIC
    OPERATING EXPENSES                                $ 8,280,924       $ 7,892,474
                                                      ===========       ===========









        The accompanying notes are an integral part of these statements.

                                POST OAK CENTRAL


                    NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                    DECEMBER 31, 1996, AND NOVEMBER 30, 1997



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Post Oak Central (the "Property") consists of three 24-story office towers, each with an adjacent parking garage. The ground floor of each parking garage is used as supporting retail space. The Property is located in the West Loop Galleria submarket of Houston, Texas, and it contains approximately 1,277,516 rentable square feet and approximately 4,400 parking spaces.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.   BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, and the eleven-month period ended November 30, 1997, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.   PROPERTY MANAGEMENT:

O'Connor Realty Advisors, Inc. (the "Asset Manager") has had an arrangement to be the Property's asset manager since April 1994 and PM Realty Group (the "Property Manager") has had an arrangement to manage the Property since December 1991. The Asset Manager requires an asset management fee of approximately $270,000 per year, which is not recoverable from tenants, and the Property Manager requires a management fee of 1.25% of gross rental receipts, as defined, which is recoverable from tenants. Total combined management fees for both the Asset Manager and Property Manager for the year ended December 31, 1996, and the eleven-month period ended November 30, 1997, were approximately $465,000 and $410,000, respectively.

4.   RENTAL INCOME

The Property records rental income on a straight-line basis in accordance with FAS 13 "Accounting for Leases". Rental income was increased $655,094 and $1,059,295 for the year ended December 31, 1996 and for the period ended November 30, 1997, respectively, in order to reflect rental income on a straight-line basis.

5.   SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 260,000 square feet, or 20%, of the total square footage. Approximately 97% of this lease expires in April 2007, with the remainder being month to month storage. The second largest tenant occupies approximately 216,000 square feet, or 17% of the total square footage. Approximately 98% of this lease expires in September 2004, with the remainder being 80 square feet of month to month storage and 3,693 square feet expiring in December 2000.

                WASHINGTON HARBOUR

                STATEMENTS OF EXCESS OF REVENUES OVER
                SPECIFIC OPERATING EXPENSES
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Washington Harbour for the years ended December 31, 1997 and 1996. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses of Washington Harbour for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.




                                                  Arthur Andersen LLP



Dallas, Texas,
   January 16, 1998

                               WASHINGTON HARBOUR


                        STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                                                 1997              1996
                                                                           ---------------    --------------
REVENUES:
   Office rent                                                                 $13,918,108       $14,464,169
   Parking                                                                         965,603           912,328
   Recoveries                                                                      245,022           626,675
   Other                                                                            69,080           108,356
                                                                           ---------------    --------------


                                                                                15,197,813        16,111,528
                                                                           ---------------    --------------

SPECIFIC OPERATING EXPENSES:
   Real estate taxes                                                             1,236,201         1,544,022
   Utilities                                                                       915,630           728,192
   Repairs, maintenance, and contract services                                   1,649,117         1,657,240
   Salaries                                                                        460,176           982,766
   General and administrative                                                      210,934           449,079
   Management fees                                                                 400,000           602,010
   Insurance                                                                       128,030           127,826
                                                                           ---------------    --------------


                                                                                 5,000,088         6,091,135
                                                                            --------------    --------------


EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                                                          $10,197,725       $10,020,393
                                                                            ==============    ==============





        The accompanying notes are an integral part of these statements.

                               WASHINGTON HARBOUR


                   NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                           DECEMBER 31, 1997 AND 1996



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Washington Harbour (the "Property") is a two-building complex containing a 5-story and an 8-story Class A office/condo property located in the Georgetown submarket of Washington, D.C. The Property contains approximately 540,000 rentable square feet as well as an underground parking garage.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate future minimum rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on an annual basis based upon actual expenses.

2.  BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the years ended December 31, 1997 and 1996, as certain items such as depreciation, amortization, interest, and partnership administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3.  PROPERTY MANAGEMENT:

Jones Lang Wootton USA, Inc. (the "Manager") has had an arrangement to manage the Property since January 1, 1997. The Manager requires an asset and property management fee of approximately $33,000 a month. Prior to January 1, 1997, Washington Harbour Management Corp. was the management company. Prior to 1997, management fees were assessed at 2 1/2% of gross operating revenue, as defined, in addition to an asset management fee of approximately $16,000 per month. Total management fees for the years ended December 31, 1997 and 1996, were approximately $400,000 and $602,000, respectively.

4.  SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 146,000 square feet, or 27%, of the total square footage. This lease expires in June 2002. The second largest tenant of the Property occupies approximately 102,000 square feet, or 19%, of the total rentable square footage. This lease expires in June 2005.

5.  REAL ESTATE TAXES:

During 1997, the Property received a refund of approximately $817,000 related to a reduction in property taxes for previous years. This amount has been excluded from the accompanying statements of excess of revenues over specific operating expenses as it does not relate to the future operations of the Property.

6.  CONDOMINIUM DISPUTE:

The Property currently receives reimbursement under the condominium Settlement Agreement from adjacent condominiums related to the condominiums' allocable portion of maintenance of the common areas between the Property and condominiums. The condominiums are disputing the portion of common area maintenance cost being allocated to them. No resolution has been reached regarding this matter.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

    The pro forma information for the year ended December 31, 1996 assumes completion, in each case as of January 1, 1996 in determining operating and other data, of (i) Crescent Real Estate Equities Company's (the "Company") public offering of its common shares that closed on October 2, 1996 (the "October 1996 Offering") and the additional public offering of 450,000 common shares that closed on October 9, 1996 and the use of the net proceeds there from were to repay approximately $168,000 of indebtedness and to fund approximately $289,000 of Property acquisitions in the fourth quarter of 1996 and the first quarter of 1997, (ii) the Company's public offering of its common shares that closed on April 28, 1997 (the "April 1997 Offering") and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (iii) the Company's offering of 4,700,000 common shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the use of net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iv) the Operating Partnership's offering of an aggregate principal amount of $400 million of senior notes (the "September 1997 Note Offering") and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (v) the Company's public offering of its Common Shares that closed on October 15, 1997 (the "October 1997 Offering") and the use of the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (vi) the Company's offering of 5,375,000 common shares to Merrill Lynch International (the "Merrill Offering") and the use of the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility; (vii) the February 1998 Preferred Offering and the use of the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility (viii) Property acquisitions, other investments and related financing and share issuances during 1996, 1997 and 1998, and (ix) the Pending Investment and related financing, including $1,054,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the Merger.

    The pro forma information for the nine months ended September 30, 1997 assumes completion, in each case as of January 1, 1996 in determining operating and other data, and, in each case as of September 30, 1997 in determining balance sheet data, of (i) the April 1997 Offering and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the UBS Offering and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the September 1997 Note Offering and the use of the net proceeds therefrom to fund approximately $337,600 of the purchase price of two Properties and to repay approximately $57,200 of indebtedness incurred under the Credit Facility and other short-term indebtedness, (iv) the October 1997 Offering and the use of the net proceeds therefrom to fund approximately $45,000 of the purchase price of one Property and to repay approximately $325,100 of short-term indebtedness and indebtedness incurred under the Credit Facility, (v) the Merrill Offering and the use of the net proceeds therefrom to repay approximately $199,900 of indebtedness under the Credit Facility; (vi)the February 1998 Preferred Offering and the use of the net proceeds therefrom to repay approximately $191,250 of indebtedness under the Credit Facility (vii) Property acquisitions, other investments and related financing and share issuances during 1997 and 1998, and (viii) the Pending Investment and related financing, including $1,054,200 for refinancing and/or assumption of indebtedness, and associated refinancing and transaction costs, in connection with the Merger.

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company for the year ended December 31, 1996, filed herein. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                      Pro Forma Consolidated Balance Sheet
                            As of September 30, 1997
                             (dollars in thousands)
                                   (unaudited)

                                                                    CRESCENT REAL
                                                                   ESTATE EQUITIES
                                                                       COMPANY         PRO FORMA          PRO FORMA
                                                                     HISTORICAL (A)   ADJUSTMENTS        CONSOLIDATED
                                                                    -----------      -----------         -----------

ASSETS:
   Investments in real estate                                       $ 3,113,743      $ 2,422,016  (B)    $ 5,535,759
   Less - accumulated depreciation                                     (256,204)              --            (256,204)
                                                                    -----------      -----------         -----------
             Net investment in real estate                            2,857,539        2,422,016           5,279,555

   Cash and cash equivalents                                             47,082           67,625  (C)        114,707
   Restricted cash and cash equivalents                                  32,462               --              32,462
   Accounts receivable, net                                              24,010               --              24,010
   Deferred rent receivable                                              30,649               --              30,649
   Investments in mortgages and equity
      of unconsolidated companies                                       369,779          218,075  (D)        587,854
   Notes receivable, net                                                163,219            7,800  (E)        171,019
   Other assets, net                                                     87,293               --              87,293
                                                                    -----------      -----------         -----------
             Total assets                                           $ 3,612,033      $ 2,715,516         $ 6,327,549
                                                                    ===========      ===========         ===========

LIABILITIES:
   Borrowings under Credit Facility                                 $   316,500      $   177,300  (F)    $   493,800
   Notes payable                                                      1,460,404          (85,000) (G)      2,571,704
                                                                                       1,196,300  (H)
   Accounts payable, accrued expenses and other liabilities              88,230          (25,000) (I)         63,230
                                                                    -----------      -----------         -----------
             Total liabilities                                        1,865,134        1,263,600           3,128,734
                                                                    -----------      -----------         -----------

MINORITY INTERESTS
   Operating partnership, 6,445,227 units                               110,648               --             110,648
   Investment joint ventures                                             28,396               --              28,396
                                                                    -----------      -----------         -----------
             Total minority interests                                   139,044               --             139,044
                                                                    -----------      -----------         -----------
SHAREHOLDERS' EQUITY:
   6.75 % Series A convertible cumulative preferred shares                   --          191,250             191,250
   $3.50 Series B convertible preferred shares                               --          103,500             103,500
   Common stock, $.01 par value, authorized 250,000,000 shares,
      102,442,050 shares issued and outstanding
      at September 30, 1997                                               1,024              319               1,343
   Additional paid-in capital                                         1,666,978        1,156,847           2,823,825
   Deferred compensation on restricted shares                              (283)              --                (283)
   Retained deficit                                                     (59,864)              --             (59,864)
                                                                    -----------      -----------         -----------
             Total shareholders' equity                               1,607,855        1,451,916  (J)      3,059,771
                                                                    -----------      -----------         -----------
             Total liabilities and shareholders' equity             $ 3,612,033      $ 2,715,516         $ 6,327,549
                                                                    ===========      ===========         ===========



                       See accompanying notes to Pro Forma
                           Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

Adjustments
(dollars in thousands)


(A) Reflects Crescent Real Estate Equities Company unaudited
      consolidated historical balance sheet as of September 30, 1997 ..............               --

(B) Increase reflects the following:
      Acquisition of U.S. Home Building office property ...........................      $    45,000
      Acquisition of Fountain Place office property ...............................          114,000
      Acquisition of Ventana Country Inn hotel property ...........................           30,000
      Acquisition of Energy Centre office property ................................           75,000
      Acquisition of Austin Centre office property and Omni Austin Hotel property..           96,900
      Acquisition of Post Oak Central office property .............................          155,250
      Acquisition of Washington Harbour office property............................          161,000
      Pending acquisition of Station's casino/hotel properties ....................        1,744,866
                                                                                         -----------
                                                                                         $ 2,422,016
                                                                                         ===========

(C) Net increase reflects the following:
      Net proceeds from the October 1997 Offering .................................      $   370,100
      Acquisition of U.S. Home Building office property ...........................          (45,000)
      Partial repayment under the Credit Facility using proceeds from
        the October 1997 Offering .................................................         (325,100)
      Draw under the Credit Facility for working capital ..........................           21,500
      Borrowings under the Bridge Loan for working capital ........................           43,100
      Acquisition of Energy Centre office property ................................           (5,000)
      Proceeds from sale of voting common stock to Crescent Operating, Inc. ("COI")
      for the Refrigerated Warehouse investment ...................................            8,025
                                                                                         -----------
                                                                                         $    67,625
                                                                                         ===========

(D) Net increase reflects the following:
      Refrigerated Warehouse Transaction - 40% equity investment ..................      $   160,500
      Sale of 100% of voting common stock to COI representing 5% equity interest
        in Refrigerated Warehouses ................................................           (8,025)
      Investment in a partnership that owns Bank One Center office property
        - 50% equity investment ...................................................           41,500
      Additional investments in equity of unconsolidated companies ................           24,100

                                                                                         -----------
                                                                                         $   218,075
                                                                                         ===========

(E) Increase in notes receivable reflects the following:
      Loan to a residential development corporation ...............................      $     7,800
                                                                                         ===========


(F) Net increase in borrowings under the Credit Facility as a result of:
      Partial repayment under the Credit Facility using proceeds from
        the October 1997 Offering ....................................................      $  (325,100)
      Draw to repay the BankBoston Note I ............................................          235,000
      Draw to partially repay the BankBoston Note II .................................          100,000
      Investment in a partnership that owns Bank One Center office property
        - 50% equity investment ......................................................           41,500
      Draw for working capital .......................................................           21,500
      Refrigerated Warehouse Transaction - 40% equity investment .....................          160,500
      Partial repayment under the Credit Facility using proceeds from
        the Merrill Offering .........................................................         (199,900)
      Acquisition of Austin Centre office property and Omni Austin Hotel property ....           96,900
      Draw for additional investments in equity of unconsolidated companies ..........           21,900
      Acquisition of Post Oak Central office property ................................           55,250
      Partial repayment under the Credit Facility using proceeds from
        Preferred Offering ...........................................................         (191,250)
      Acquisition of Washington Harbour office property...............................          161,000
                                                                                            -----------
                                                                                            $   177,300
                                                                                            ===========

(G) Net decrease in short-term borrowings as a result of:
      Repayment of BankBoston Note I through a draw under the Credit Facility ........      $  (235,000)
      Partial repayment of BankBoston Note II through a draw under the Credit
        Facility......................................................................         (100,000)
      Borrowings under the Bridge Loan for working capital and property taxes ........           68,100
      Borrowings under the Bridge Loan to partially fund the acquisition of
        Fountain Place office property ...............................................           16,900
      Borrowings under the Bridge Loan for the acquisition of Ventana
        Country Inn hotel property ...................................................           30,000
      Borrowings under the Bridge Loan to partially fund the acquisition of
        Energy Centre office property ................................................           25,000
      Borrowings under the Bridge Loan for a residential development corporation
        loan and additional investments in equity of unconsolidated companies ........           10,000
      Borrowings under Bridge Loan for the acquisition of Post Oak Central
        office property ..............................................................          100,000
                                                                                            -----------
                                                                                            $   (85,000)
                                                                                            ===========

(H) Increase in notes payable reflects the following:
      Assumption of debt with the acquisition of Fountain Place office property ......      $    97,100
      Proceeds from Met Life note in conjunction with the acquisition of Energy
        Centre office property .......................................................           45,000
      Debt relating to the pending acquisition of Station's casino/hotel
        properties ...................................................................        1,054,200
                                                                                            -----------
                                                                                            $ 1,196,300
                                                                                            ===========

(I) Decrease reflects the following:
    Payment of property taxes with borrowings under the Bridge Loan ..................      $   (25,000)
                                                                                            ===========


(J) Increase reflects the following:
      Net proceeds from the October 1997 Equity Offering .............................      $   370,100
      Net proceeds from the Merrill Offering .........................................          199,900
      The Company's issuance of preferred shares in conjunction with the pending
        acquisition of Station's casino/hotel properties..............................          103,500
      The Company's issuance of common shares in conjunction with the pending
        acquisition of Station's casino/hotel properties..............................          587,166
      Proceeds of the February 1998 Preferred Offering (8 million shares of preferred
        stock at $25 per share).......................................................          200,000
      Estimated costs of the February 1998 Preferred Offering.........................             (750)
      Underwriters' discount and commission for the February 1998 Preferred Offering..           (8,000)

                                                                                            -----------
                                                                                            $ 1,451,916
                                                                                            ===========

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                             (dollars in thousands)
                                   (unaudited)


                                                    Crescent Real
                                                   Estate Equities
                                                       Company            1997 Acquisition      1997 Acquired    1998 Acquisition
                                                    Historical (A)      of Energy Centre (B)   Investments (B)    of Post Oak (C)
                                                    --------------      --------------------   ---------------    ---------------
REVENUES:
   Rental property                                   $    289,752            $   7,113           $   113,452        $    12,777
   Interest and other income                               13,508                   --                    --                 --
                                                     ------------            ---------           -----------        -----------
          Total revenues                                  303,260                7,113               113,452             12,777
                                                     ------------            ---------           -----------        -----------

EXPENSES:
   Real estate taxes                                       28,229                  639                10,204              1,718
   Repairs and maintenance                                 17,244                  492                12,351              1,944
   Other rental property operating                         59,100                1,911                19,134              2,652

   Corporate general and administrative                     9,855                   --                    --                 --
   Interest expense                                        54,687                   --                    --                 --
   Depreciation and amortization                           50,840                1,406                20,317              2,911
   Amortization of deferred financing costs                 2,157                   --                    --                 --
                                                     ------------            ---------           -----------        -----------

          Total expenses                                  222,112                4,448                62,006              9,225
                                                     ------------            ---------           -----------        -----------

         Operating income (loss)                           81,148                2,665                51,446              3,552

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                             3,118                   --                11,130                 --
                                                     ------------            ---------           -----------        -----------


INCOME (LOSS) BEFORE MINORITY INTERESTS                    84,266                2,665                62,576              3,552
Minority interests                                        (12,018)                  --                    --                 --
                                                     ------------            ---------           -----------        -----------

NET INCOME (LOSS)                                    $     72,248            $   2,665           $    62,576        $     3,552
                                                     ============            =========           ===========        ===========

Preferred dividend (J)

 Net income available to common shareholders


PER COMMON SHARE DATA:(K)
Net Income

                                                   1998 Acquisition                             Pending
                                                    of Washington       1998 Acquired        Acquisition of         Other
                                                     Harbour (C)       Investments (C)    Station  Casinos (C)   Adjustments
                                                     -----------       ---------------   ---------------------   -----------
REVENUES:
   Rental property                                    $    11,398        $    7,347           $     122,551      $        --
   Interest and other income                                   --                --                      --            6,791 (D)
                                                      -----------        ----------           -------------      -----------
          Total revenues                                   11,398             7,347                 122,551            6,791
                                                      -----------        ----------           -------------      -----------

EXPENSES:
   Real estate taxes                                          927               630                      --               --
   Repairs and maintenance                                  1,236               619                      --               --
   Other rental property operating                          1,586             1,338                      --             (283)(E)
                                                                                                                      (1,283)(F)
   Corporate general and administrative                        --                --                      --               --
   Interest expense                                            --                --                      --          111,907 (G)
   Depreciation and amortization                            3,018             1,817                  55,705               --
   Amortization of deferred financing costs                    --                --                      --              539 (H)
                                                      -----------        ----------           -------------      -----------

          Total expenses                                    6,767             4,404                  55,705          110,880
                                                      -----------        ----------           -------------      -----------

         Operating income (loss)                            4,631             2,943                  66,846         (104,089)

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                                --                --                      --              --
                                                      -----------        ----------           -------------      -----------


INCOME (LOSS) BEFORE MINORITY INTERESTS                     4,631             2,943                  66,846         (104,089)
Minority interests                                             --                --                      --              152 (I)
                                                      -----------        ----------           -------------      -----------

NET INCOME (LOSS)                                     $     4,631        $    2,943           $      66,846     $   (103,937)
                                                      ===========        ==========           =============      ===========

Preferred dividend (J)


Net income available to common shareholders



PER COMMON SHARE DATA:(K)
Net Income













                                                    Pro Forma
                                                   Consolidated
                                                   ------------
REVENUES:
   Rental property                                 $     564,390
   Interest and other income                              20,299
                                                   -------------
          Total revenues                                 584,689
                                                   -------------

EXPENSES:
   Real estate taxes                                      42,347
   Repairs and maintenance                                33,886
   Other rental property operating                        84,155

   Corporate general and administrative                    9,855
   Interest expense                                      166,594
   Depreciation and amortization                         136,014
   Amortization of deferred financing costs                2,696
                                                   -------------

          Total expenses                                 475,547
                                                   -------------

         Operating income (loss)                         109,142

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                           14,248
                                                   -------------

INCOME (LOSS) BEFORE MINORITY INTERESTS                  123,390
Minority interests                                       (11,866)
                                                   -------------

NET INCOME (LOSS)                                  $     111,524
                                                   =============

Preferred dividend (J)                                   (15,559)
                                                   -------------

 Net income available to common shareholders       $      95,965
                                                   =============


PER COMMON SHARE DATA:(K)
Net Income                                         $        0.71
                                                   =============



       See adjustments to Pro Forma Consolidated Statement of Operations
                               on following page.

                      CRESCENT REAL ESTATE EQUITIES COMPANY

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


    (A)        Reflects Crescent Real Estate Equities Company's unaudited consolidated historical statement of operations for the nine months
               ended September 30, 1997.                                                          --

    (B)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all investments acquired in 1997, assuming the
               investments were acquired at the beginning of the period.                          --

                                                                         Acquisition
                    Investment                                              Date
                    ----------                                              ----

               Greenway II office property                               1/17/1997
               Trammell Crow Center office property                      2/28/1997
               Three Denver office properties                            2/28/1997
               Carter-Crowley Real Estate Assets                         5/9/1997
               Magellan Real Estate Assets (i)                           6/17/1997
               The Woodlands (ii) (iii)                                  7/31/1997
               Desert Mountain (iv)                                      8/29/1997
               Houston Center mixed-use property complex                 9/22/1997
               Four Seasons Hotel - Houston hotel property (v)           9/22/1997
               Miami Center office property                              9/30/1997
               U.S. Home Building office property                        10/15/1997
               Bank One Center office property (vi)                      10/22/1997
               Refrigerated Warehouse Investment (vii)                   10/31/1997
               Fountain Place office property                            11/7/1997
               Ventana Country Inn hotel property (v)                    12/19/1997
               Energy Centre office property                             12/22/1997

                      (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement).
                                 Rent provisions include no percentage rent component.

                      (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.

                      (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

                      (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

                      (v) Historical operations of the hotel property were adjusted to reflect the lease payment
                                 (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

                      (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

                      (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.




    (C)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investment,
               assuming the investments were acquired at the beginning of the period.             --

               Austin Centre office property                              1/23/1998
               Omni Austin Hotel property (i)                             1/23/1998
               Post Oak Central office property complex                   2/13/1998
               Washington Harbour office property                         2/25/1998
               Station's casino/hotel properties (ii)                     pending

                     (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

                      (ii) Calculated an estimated lease payment using the historical operating results of the casino/hotel properties. The historical operations do not represent stabilized casino/hotel operations, as two casino/hotel properties commenced operations in 1997.


    (D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.


                    Carter Crowley Notes                   ($53,365 @ 10%)    $ 5,337
                    Ritz Note                              ($8,850 @ 18%)       1,593
                    COI Note                               ($36,955 @ 12%)      4,435
                    Residential Development Corp Note      ($7,800 @ 10%)         780
                    Desert Mountain Note                   ($26,157 @ 12%)      3,139
                                                                             --------
                    Total                                                    $ 15,284
                    Prorated for nine months                                   11,463
                    Less:  Historical interest income                          (4,672)
                                                                             --------
                    Total                                                                         $ 6,791
                                                                                                  =======

    (E)        Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow
               Center, assuming Trammell Crow Center was acquired at the beginning
               of the period.                                                                     $  (283)
                                                                                                  =======

    (F)        Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain
               of the properties.                                                                 $(1,283)
                                                                                                  =======

 (G) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the February 1998 Preferred Offering, the Merrill Offering, the October 1997 Equity Offering, the September 1997 Note Offering, the UBS Offering and the April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

               Credit Facility                 $  493,800 @    6.86%      $ 33,875
               BankBoston Note II                 100,000 @    6.86%         6,860
               Bridge Loan                        250,000 @    6.86%        17,150
               Note Offering --
                 6.625% Notes due 2002            150,000 @   6.625%         9,938
               Note Offering --
                 7.125% Notes due 2007            250,000 @   7.125%        17,813
               Met Life Note                       45,000 @    6.93%         3,119
               Chase Manhattan Note                97,100 @    7.41%         7,195
               Station's Refinanced Debt        1,054,200 @    7.50%        79,065
               LaSalle Note I                     239,000 @    7.83%        18,714
               LaSalle Note II                    161,000 @    7.79%        12,542
               Cigna Note                          63,500 @    7.47%         4,743
               Metropolitan Life Note              12,188 @    8.88%         1,082
               LaSalle Note III                   115,000 @    7.82%         8,993
               Nomura Funding VI Note               8,716 @   10.07%           878
               Northwestern Life Note              26,000 @    7.66%         1,992
                                               ----------                 --------

               Total annual amount             $3,065,504                 $223,959
               Prorated for nine months                                    167,969
               Less:  Capitalized interest                                  (1,375)
               Historical interest expense                                 (54,687)
                                                                          --------
                                                                                                  $ 111,907
                                                                                                  =========

    (H) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                                            Amortization
                                                                              of Fees
                                                                            ------------

                    Note Offering -- 6.625% Notes due 2002                  $     392
                    Note Offering -- 7.125% Notes due 2007                        327
                                                                            ---------
                    Total                                                   $     719
                    Prorated for nine months                                                      $     539
                                                                                                  =========

    (I)        Reflects adjustment needed to reflect minority
               partners' weighted average 8.76% interest in the net
               income of the Operating Partnership less joint venture
               minority interests assuming completion of the Equity
               Offerings at the beginning of the period.                                          $     152
                                                                                                  =========

    (J)        Reflects the following:
                       7% preferred dividend for the $103.5 million
                       of preferred shares issued in connection with the
                       Station transaction                                  $   7,245
                       6.75% preferred dividend for the February 1998
                       Preferred Offering                                      13,500
                                                                            ---------
                    Total                                                   $  20,745
                    Prorated for nine months                                                      $  15,559
                                                                                                  =========

    (K)        Reflects net income per share based on 134,233,392 weighted average common shares assumed to be outstanding during the nine
               month period ended September 30, 1997.                                                    --

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)
                                   (unaudited)


                                                    Crescent Real
                                                    Estate Equities                                       1997
                                                       Company             1996 Acquired             Acquisition of
                                                    Historical (A)        Investments (B)           Energy Centre (C)
                                                    --------------        ---------------           -----------------
REVENUES:
   Rental property                                 $       202,003           $      89,185              $   9,344
   Interest and other income                                 6,858                      --                     --
                                                   ---------------           -------------              ---------
          Total revenues                                   208,861                  89,185                  9,344
                                                   ---------------           -------------              ---------

EXPENSES:
   Real estate taxes                                        20,606                   8,176                    851
   Repairs and maintenance                                  12,292                   8,403                    846
   Other rental property operating                          40,915                  21,346                  2,505

   Corporate general and administrative                      4,674                      --                     --
   Interest expense                                         42,926                      --                     --
   Depreciation and amortization                            40,535                  12,727                  1,875
   Amortization of deferred financing costs                  2,812                      --                     --
                                                   ---------------           -------------              ---------

          Total expenses                                   164,760                  50,652                  6,077
                                                   ---------------           -------------              ---------

         Operating income (loss)                            44,101                  38,533                  3,267

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                              3,850                      --                     --
                                                   ---------------           -------------              ---------


INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                                  47,951                  38,533                  3,267
Minority interests                                          (9,510)                   (533)                    --
                                                   ---------------           -------------              ---------

INCOME BEFORE EXTRAORDINARY ITEM                            38,441                  38,000                  3,267
Extraordinary item                                          (1,306)                     --                     --
                                                   ---------------           -------------              ---------

NET INCOME (LOSS)                                  $        37,135           $      38,000              $   3,267
                                                   ===============           =============              =========

Preferred dividend (L)


Net income available to common shareholders


PER COMMON SHARE DATA: (M)
Income before extraordinary item
Extraordinary item

Net Income


                                                                                                               1998 Acquisition
                                                        1997 Acquired              1998 Acquisition             of Washington
                                                       Investments (C)             of Post Oak (C)               Harbour (D)
                                                       ---------------             ---------------               -----------
REVENUES:
   Rental property                                  $     215,932                    $     16,695                 $     16,112
   Interest and other income                                   --                              --                           --
                                                    -------------                    ------------                 ------------
          Total revenues                                  215,932                          16,695                       16,112
                                                    -------------                    ------------                 ------------

EXPENSES:
   Real estate taxes                                       18,140                           2,168                        1,544
   Repairs and maintenance                                 22,591                           2,620                        1,657
   Other rental property operating                         37,246                           3,637                        2,890

   Corporate general and administrative                        --                              --                           --
   Interest expense                                            --                              --                           --
   Depreciation and amortization                           39,493                           3,881                        4,025
   Amortization of deferred financing costs                    --                              --                           --
                                                    -------------                    ------------                 ------------

          Total expenses                                  117,470                          12,306                       10,116
                                                    -------------                    ------------                 ------------

         Operating income (loss)                           98,462                           4,389                        5,996

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                            10,170                              --                           --
                                                    -------------                    ------------                 ------------


INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                                108,632                           4,389                        5,996
Minority interests                                             --                              --                           --
                                                    -------------                    ------------                 ------------

INCOME BEFORE EXTRAORDINARY ITEM                          108,632                           4,389                        5,996
Extraordinary item                                             --                              --                           --
                                                    -------------                    ------------                 ------------

NET INCOME (LOSS)                                   $     108,632                    $      4,389                 $      5,996
                                                    =============                    ============                 ============

Preferred dividend (L)


Net income available to common shareholders


PER COMMON SHARE DATA: (M)
Income before extraordinary item
Extraordinary item

Net Income



                                                                                  Pending
                                                      1998 Acquired            Acquisition of                Other
                                                     Investments (D)         Station  Casinos (D)         Adjustments
                                                     ---------------        ---------------------         -----------
REVENUES:
   Rental property                                  $       9,468                $   136,548               $        --
   Interest and other income                                   --                         --                    15,284 (E)
                                                    -------------                -----------               -----------
          Total revenues                                    9,468                    136,548                    15,284
                                                    -------------                -----------               -----------

EXPENSES:
   Real estate taxes                                          840                         --                        --
   Repairs and maintenance                                    825                         --                        --
   Other rental property operating                          1,785                         --                    (1,700)(F)
                                                                                                                (2,686)(G)
   Corporate general and administrative                        --                         --                     5,326 (H)
   Interest expense                                            --                         --                   179,899 (I)
   Depreciation and amortization                            2,423                     74,273                        --
   Amortization of deferred financing costs                    --                         --                       719 (J)
                                                    -------------                -----------               -----------

          Total expenses                                    5,873                     74,273                   181,558
                                                    -------------                -----------               -----------

         Operating income (loss)                            3,595                     62,275                  (166,274)

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                                --                         --                        --
                                                    -------------                -----------               -----------


INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                                  3,595                     62,275                  (166,274)
Minority interests                                             --                         --                      (379)(K)
                                                    -------------                -----------               -----------

INCOME BEFORE EXTRAORDINARY ITEM                            3,595                     62,275                  (166,653)
Extraordinary item                                             --                         --                        --
                                                    -------------                -----------               -----------

NET INCOME (LOSS)                                   $       3,595                $    62,275               $  (166,653)
                                                    =============                ===========               ===========

Preferred dividend (L)


Net income available to common shareholders


PER COMMON SHARE DATA: (M)
Income before extraordinary item
Extraordinary item

Net Income

                                                         Pro Forma
                                                       Consolidated
                                                       ------------
REVENUES:
   Rental property                                     $    695,287
   Interest and other income                                 22,142
                                                      -------------
          Total revenues                                    717,429
                                                      -------------

EXPENSES:
   Real estate taxes                                         52,325
   Repairs and maintenance                                   49,234
   Other rental property operating                          105,938

   Corporate general and administrative                      10,000
   Interest expense                                         222,825
   Depreciation and amortization                            179,232
   Amortization of deferred financing costs                   3,531
                                                      -------------

          Total expenses                                    623,085
                                                      -------------

         Operating income (loss)                             94,344

OTHER INCOME:
   Equity in net income of unconsolidated
      companies                                              14,020
                                                      -------------


INCOME (LOSS) BEFORE MINORITY INTERESTS
    AND EXTRAORDINARY ITEM                                  108,364
Minority interests                                          (10,422)
                                                      -------------

INCOME BEFORE EXTRAORDINARY ITEM                             97,942
Extraordinary item                                           (1,306)
                                                      -------------

NET INCOME (LOSS)                                     $      96,636
                                                      =============

Preferred dividend (L)                                      (20,745)
                                                      -------------

Net income available to common shareholders           $      75,891
                                                      =============

PER COMMON SHARE DATA: (M)
Income before extraordinary item                               0.58
Extraordinary item                                            (0.01)
                                                      -------------
Net Income                                            $        0.57
                                                      =============




            See adjustments to Pro Forma Consolidated Statement of
                         Operations on following page.

                      CRESCENT REAL ESTATE EQUITIES COMPANY

             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


   (A)        Reflects Crescent Real Estate Equities
              Company's audited consolidated historical
              statement of operations for the year ended
              December 31, 1996                                                                  --

   (B)        Reflects the historical incremental rental income
              and operating expenses, including an adjustment
              for depreciation based on acquisition price
              associated with all investments acquired in 1996,
              assuming the investments were acquired at the
              beginning of the period.                                                           --

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              3333 Lee Parkway office property                      1/5/1996
              301 Congress Avenue office property (i)               4/18/1996
              Central Park Plaza office property                    6/13/1996
              Canyon Ranch -- Tucson resort property (ii)           7/26/1996
              The Woodlands office properties (iii)                 7/31/1996
              Three Westlake Park office property                   8/16/1996
              1615 Poydras office property                          8/23/1996
              Greenway Plaza Portfolio                              10/7/1996
              Chancellor Park office property                       10/24/1996
              The Woodlands retail properties (iii)                 10/31/1996
              Sonoma Mission Inn & Spa hotel property (ii)          11/18/1996
              Canyon Ranch -- Lenox resort property (ii)            12/11/1996
              160 Spear Street office property                      12/13/1996
              Greenway I and IA office properties                   12/18/1996
              Bank One Tower office property                        12/23/1996
              Frost Bank Plaza office property                      12/27/1996

              (i) The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress
                    Avenue.

              (ii) Historical operations of the hotel or/resort property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel or/resort property.

              (iii) The Company had a 75% interest in the partnership that owns these properties, in 1996. Currently, the Company has an approximate 85% interest.



   (C)        Reflects the historical incremental rental
              income and operating expenses, including an
              adjustment for depreciation based on acquisition
              price associated with all investments acquired
              in 1997, assuming the investments were acquired
              at the beginning of the period.                                                    --

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              Greenway II office property                           1/17/1997
              Trammell Crow Center office property                  2/28/1997
              Three Denver office properties                        2/28/1997
              Carter-Crowley Real Estate Assets                     5/9/1997
              Magellan Real Estate Assets (i)                       6/17/1997
              The Woodlands (ii) (iii)                              7/31/1997
              Desert Mountain (iv)                                  8/29/1997

                                                                    Acquisition
              Investment                                               Date
              ----------                                            -----------

              Houston Center mixed-use property complex             9/22/1997
              Four Seasons Hotel - Houston hotel property (v)       9/22/1997
              Miami Center office property                          9/30/1997
              U.S. Home Building office property                    10/15/1997
              Bank One Center office property (vi)                  10/22/1997
              Refrigerated Warehouse Investment (vii)               10/31/1997
              Fountain Place office property                        11/7/1997
              Ventana Country Inn hotel property (v)                12/19/1997
              Energy Centre office property                         12/22/1997

              (i) Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement). Rent provisions include no percentage rent component.

              (ii) The Company has an indirect 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The
                    Woodlands land assets.

              (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.

              (iv) The Company has an indirect 88.35% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

              (v) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

              (vi) The Company has a 50% equity investment in the partnership that owns Bank One Center office property.

              (vii) The Company has an indirect 38% (after the sale of voting common stock to COI) non-voting equity investment in two corporations that own the refrigerated warehouse properties.



   (D)        Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with the 1998 acquired and pending investment, assuming the investments were acquired at the
              beginning of the period.                                                           --

              Austin Centre office property                           1/23/1998
              Omni Austin Hotel property (i)                          1/23/1998
              Post Oak Central office property complex                2/13/1998
              Washington Harbour office property                      2/25/1998
              Station's casino/hotel properties (ii)                  pending

              (i) Historical operations of the hotel property were adjusted to reflect the lease payment (base rent and percentage rent, if applicable) from the hotel lessee to the Company calculated by applying the rent provisions (as defined in the lease agreement) to the historical revenues of the hotel property.

              (ii) Calculated an estimated leased payment using the historical operating results of the casino/hotel properties. The historical operations do not represent stabilized casino/hotel operations, as two casino/hotel properties commenced operations in 1997.


   (E) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

              Carter Crowley Notes               ($53,365 @ 10%)   $ 5,337
              Ritz Note                          ($8,850 @ 18%)      1,593
              COI Note                           ($36,955 @ 12%      4,435
              Residential Development Corp Note  ($7,800 @ 10%)        780
              Desert Mountain Note               ($26,157 @ 12%)     3,139
                                                                    -------
              Total                                                                       $ 15,284
                                                                                          ========

   (F)        Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying
              Trammell Crow Center, assuming Trammell Crow Center was acquired
              at the beginning of the period.                                             $ (1,700)
                                                                                          ========

   (G)        Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain
              of the properties.                                                          $ (2,686)
                                                                                          ========

   (H)        Increase reflects the estimated incremental general and administrative costs associated with the increase in personnel due to numerous
              acquisitions in 1996 and 1997.                                              $  5,326
                                                                                          ========

   (I) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the February 1998 Preferred Offering, the Merrill Offering, the October 1997 Equity Offering, the September 1997 Note Offering, the UBS Offering and April and May 1997 Equity Offerings, and the 1996 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

              Credit Facility                     $  493,800 @    6.86%   $ 33,875
              BankBoston Note II                     100,000 @    6.86%      6,860
              Bridge Loan                            250,000 @    6.86%     17,150
              Note Offering --
                6.625% Notes due 2002                150,000 @   6.625%      9,938
              Note Offering --
                7.125% Notes due 2007                250,000 @   7.125%     17,813
              Met Life Note                           45,000 @    6.93%      3,119
              Chase Manhattan Note                    97,100 @    7.41%      7,195
              Stations Refinanced Debt             1,054,200 @    7.50%     79,065
              LaSalle Note I                         239,000 @    7.83%     18,714
              LaSalle Note II                        161,000 @    7.79%     12,542
              Cigna Note                              63,500 @    7.47%      4,743
              Metropolitan Life Note                  12,188 @    8.88%      1,082
              LaSalle Note III                       115,000 @    7.82%      8,993
              Nomura Funding VI Note                   8,716 @   10.07%        878
              Northwestern Life Note                  26,000 @    7.66%      1,992
                                                  ----------              --------

              Total annual amount                 $3,065,504              $223,959
              Less:  Capitalized interest                                   (1,134)
              Historical interest expense                                  (42,926)
                                                                          --------
                                                                                          $ 179,899
                                                                                          =========

   (J) Amortization of capitalized costs associated with the September 1997 Note Offering ($4,731 purchaser's discount and $500 other costs).

                                                                       Amortization
                                                                          of Fees
                                                                       ----------

                   Note Offering -- 6.625% Notes due 2002              $      392
                   Note Offering -- 7.125% Notes due 2007                     327
                                                                       ----------
                   Total                                                                  $     719
                                                                                          =========

   (K)        Reflects adjustment needed to reflect minority partners'
              weighted average 8.76% interest in the net income of the
              Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at the beginning
              of the period.                                                              $    (379)
                                                                                          =========


   (L)        Reflects the following:

                   7% preferred dividend for the $103.5 million of
                   preferred shares issued in connection with the
                   Station transaction.                                $    7,245
                   6.75% preferred dividend for the February 1998
                   Preferred Offering                                      13,500
                                                                       ----------
                   Total                                                                  $  20,745
                                                                                          =========

   (M)        Reflects net income per share based on
              134,233,392 weighted average common shares assumed
              to be outstanding during the year ended December 31, 1997.                         --

                                 EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
23.01                  Consent of Arthur Andersen LLP, Independent Public Accountants, dated
                       March 2, 1998 (filed herewith)